023668 032377 000030

Exhibit 4.2



NUMBER

DX

SHARES

INCORPORATED UNDER THE LAWS OF THE STATE OF DELAWARE

TRINITY INDUSTRIES, INC.

$1.00 PAR VALUE

COMMON STOCK

CUSIP 896522 10 9

SEE REVERSE FOR CERTAIN DEFINITIONS

This Certifies that

SPECIMEN

is the owner of

SHARES OF FULLY PAID AND NON-ASSESSABLE COMMON STOCK OF

Trinity Industries, Inc. transferable on the books of the Corporation by the holder hereof in person or by duly authorized attorney, upon surrender of this certificate properly endorsed. This certificate is not valid until countersigned by the Transfer Agent and registered by the Registrar.

Witness the seal of the Corporation and the facsimile signatures of its duly authorized officers.

DATE

SECRETARY

TRINITY INDUSTRIES, INC. CORPORATE SEAL DELAWARE

PRESIDENT

COUNTERSIGNED AND REGISTERED:
AMERICAN STOCK TRANSFER & TRUST COMPANY
(New York, NY)
TRANSFER AGENT AND REGISTRAR

BY

AUTHORIZED SIGNATURE

TRINITY INDUSTRIES, INC.

Trinity Industries, Inc. will furnish without charge to each stockholder who so requests a statement of the powers, designations, preferences and relative, participating, optional or other special rights of each class of stock or series thereof which Trinity Industries, Inc. is authorized to issue and the qualifications, limitations or restrictions of such preferences and/or rights.

The following abbreviations, when used in the inscription on the face of this certificate, shall be construed as though they were written out in full according to applicable laws or regulations:

TEN COM – as tenants in common	UNIF GIFT MIN ACT–........................Custodian........................
	(Cust) (Minor)
TEN ENT – as tenants by the entireties	under Uniform Gifts to Minors
JT TEN – as joint tenants with right of survivorship and not as tenants in common	Act........................ (State)

Additional abbreviations may also be used though not in the above list.

For value received, ______________ *hereby sell, assign and transfer unto*

PLEASE INSERT SOCIAL SECURITY OR OTHER IDENTIFYING NUMBER OF ASSIGNEE

[ ]

____

PLEASE PRINT OR TYPEWRITE NAME AND ADDRESS INCLUDING POSTAL ZIP CODE OF ASSIGNEE

____

____

____ *Shares*

of the capital stock represented by the within Certificate, and do hereby irrevocably constitute and appoint ____

____

Attorney to transfer the said stock on the books of the within-named Company with full power of substitution in the premises.

Dated, ______________________

NOTICE: THE SIGNATURE TO THIS ASSIGNMENT MUST CORRESPOND WITH THE NAME AS WRITTEN UPON THE FACE OF THE CERTIFICATE, IN EVERY PARTICULAR, WITHOUT ALTERATION OR ENLARGEMENT, OR ANY CHANGE WHATEVER.

X ____
(SIGNATURE)

NOTICE:

THE SIGNATURE(S) TO THIS ASSIGNMENT MUST CORRESPOND WITH THE NAME(S) AS WRITTEN UPON THE FACE OF THE CERTIFICATE IN EVERY PARTICULAR WITHOUT ALTERATION OR ENLARGEMENT OR ANY CHANGE WHATEVER.

X ____
(SIGNATURE)

THE SIGNATURE(S) SHOULD BE GUARANTEED BY AN ELIGIBLE GUARANTOR INSTITUTION (BANKS, STOCKBROKERS, SAVINGS AND LOAN ASSOCIATIONS AND CREDIT UNIONS WITH MEMBERSHIP IN AN APPROVED SIGNATURE GUARANTEE MEDALLION PROGRAM), PURSUANT TO S.E.C. RULE 17Ad-15.

SIGNATURE(S) GUARANTEED BY:

This certificate also evidences and entitles the holder hereof to certain Rights as set forth in the Rights Agreement [illegible] between Trinity Industries, Inc. (the "Company") and American Stock Transfer and Trust Company, as Successor Rights Agent, as amended (the "Rights Agreement"), the terms of which are hereby incorporated herein by reference and a copy of which is on file at the principal offices of the Company. Under certain circumstances, as set forth in the Rights Agreement, such Rights will be evidenced by separate certificates and will no longer be evidenced by this certificate. The Company will mail to the holder of this certificate a copy of the Rights Agreement as in effect on the date of mailing, without charge promptly after receipt of a written request therefor. Under certain circumstances set forth in the Rights Agreement, Rights issued to, or held by, any Person who is, was or becomes an Acquiring Person or any Affiliate or Associate thereof (as such terms are defined in the Rights Agreement), whether currently held by or on behalf of such Person or by any subsequent holder, may become null and void.